Rule 497(e)

1940 Act File No. 811-07685

1933 Act Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier MFG Core Infrastructure Fund
Institutional Class Shares (FMGIX)
Service Class Shares (FCIVX)

Supplement dated April 8, 2025

to the Prospectus dated October 31, 2024, as previously supplemented

Portfolio Manager Addition

Effective March 31, 2025, Mr. Ofer Karliner, a portfolio manager of MFG Asset Management, the subadviser to the Frontier MFG Core Infrastructure Fund (the “Fund”), was appointed as a Portfolio Manager of the Fund. The Fund’s prospectus is revised as follows:

The table under “Summary Section – Management” in the prospectus is revised to include the following:

Name	Portfolio Manager of the Fund Since	Title

Ofer Karliner	2025	Portfolio Manager

The disclosure under “Fund Management – Portfolio Managers” in the prospectus is revised to include the following:

Portfolio Managers. The Fund’s portfolio is managed by members of MFG Asset Management’s Infrastructure Investment Team, Ben McVicar, Ofer Karliner, Jowell Amores and David Costello. The final buy and sell decisions are made jointly by the portfolio managers quantitatively and are governed by the Fund’s portfolio constraints as established by the team.

Ofer Karliner. Mr. Karliner joined MFG Asset Management in 2016 as an analyst in the Infrastructure, Transport and Industrials Team and was promoted to Portfolio Manager in 2017. In 2025, Mr. Karliner became Co-Head of Infrastructure in addition to his existing portfolio manager responsibilities and is a CFA Charterholder. Prior to joining MFG, Mr. Karliner provided independent infrastructure research, prior to which he was a Senior Analyst on the Listed Infrastructure Team at Colonial First State Global Asset Management. He has a Bachelor’s Degree in Commerce from The University of Melbourne, a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia, and an MBA from the Australian Graduate School of Management.

Tax Year Change

Upon the recommendation of Frontegra Asset Management, Inc., the investment adviser to the Fund, the Board of Directors of Frontier Funds, Inc. has approved a change in the tax year end of the Fund from June 30 to January 31. The change will be effective as of January 31, 2025. This means that the Fund’s most recent tax year was a short tax year, from July 1, 2024, to January 31, 2025, and that subsequent tax years will be from February 1st to January 31st. The Fund’s fiscal year end will remain June 30.

Please retain this Supplement for future reference.

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